UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2005

Maverick Oil and Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-100318	98-0377027
(Commission File Number)	(IRS Employer Identification Number)

1314 Las Olas Boulevard, Suite 803, Fort Lauderdale, Florida 33301

(Address of Principal Executive Offices)

(954) 463-0181

(Registrant’s Telephone Number, Including Area Code)

22 Park Crescent, London, United Kingdom W1B 1PE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

        On March 10, 2005, Maverick Oil and Gas, Inc. (the “Company”) acquired 100 percent of the outstanding membership interests of Hurricane Energy, LLC, a Delaware Limited Liability Company (“Hurricane”). Founded in 2003, Hurricane is an early stage independent oil and gas business that targets the acquisition of producing, development and exploitation reserves principally in the United States Gulf Coast region. Although it is in active discussions regarding a number of potential property acquisitions, Hurricane had minimal tangible assets at the time of the acquisition, with its principal assets being its team of experienced oil and gas managers, their industry contacts and knowledge of potential projects, and their existing strategic relationships. Although it is a small independent energy company competing against many larger businesses, to maximize its competitive efficiencies, Hurricane has entered into a strategic alliance with a leading worldwide oilfield services company to provide operational and technical oversight of all current and future projects. This process will enable cost savings and operational efficiencies not available to Hurricane’s traditionally structured competitors.

        The membership interests of Hurricane were acquired from a group of 11 members, eight of whom owned approximately 22% of the business (the “Investor Members”), and three of whom managed and owned approximately 78% of the business (the “Founders”). The three Founders have agreed to become the executive officers of the Company.

        The membership interests were acquired for aggregate consideration of 4.5 million shares of the Company’s common stock, and a combination of options and warrants to acquire an additional 4.5 million shares of the Company’s common stock. Of the 4.5 million shares, 1,125,000 shares were issued at the closing of the transaction (the “Closing”). The balance of 3,375,000 shares will be held in escrow for a period of one year. At the Closing, the Company issued to the Investor Members three-year warrants to purchase 810,000 shares, 50% of which may be exercised starting on the first anniversary of the Closing at an exercise price of $1.75 per share; and the remaining 50% may be exercised starting on the second anniversary of the Closing at an exercise price of $1.925 per share. At the Closing, the Company also issued options to purchase 3,690,000 shares to the Founders under the Company’s 2005 Incentive Stock Plan. The options were issued at an exercise price of $2.395 per share (average of the high and low trading prices on the day prior to the Closing) and vest 20% per annum assuming continued employment with the Company.

        On March 10, 2005, the Company issued a Press Release announcing the transaction. A copy of the Press Release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

        On March 10, 2005, in conjunction with its acquisition of the membership interests of Hurricane, the Company issued 4.5 million shares of its common stock and a combination of options and warrants to purchase an additional 4.5 million shares of its common stock. A description of the securities issued can be found at Item 2.01 above. The shares, options and warrants were issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(2) of the Securities Act and the safe-harbor private offering exemption provided by Rule 506 promulgated under the Securities Act, without the payment of underwriting discounts or commissions to any person.

Item 5.02 Appointment of Principal Officers.

        In conjunction with the acquisition of Hurricane, V. Ray Harlow, one of the Founders of Hurricane, was appointed to the Board of Directors of the Company. Mr. Harlow has also agreed to become the Chief Executive Officer of the Company. John Ruddy and James Parrish, the remaining Founders of Hurricane, have agreed to serve, respectively, as Chief Financial Officer and Executive Vice-President, of the Company. Michael Garland, formerly CEO and the sole Board member, agreed to resign as an officer upon the Closing. He will remain a director.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

It is impracticable at the time of the filing of this Current Report on Form 8-K to provide the audited historic financial information for Hurricane required by Regulation S-X. Accordingly, the Company will file the required historic financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 71 days after the date on which this Current Report must be filed with the Commission.

(b)     Pro Forma Financial Information.

        It is impracticable at the time of the filing of this Current Report on Form 8-K to provide the pro forma financial information for Hurricane required by Regulation S-X. Accordingly, the Company will file the required pro forma financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 71 days after the date on which this Current Report must be filed with the Commission.

(c)     Exhibits.

2.1	LLC Interest Purchase Agreement dated March 9, 2005 between the Registrant and the members of Hurricane Energy, LLC
4.1	Form of Stock Option Agreement
4.2	Form of Warrant Certificate A
4.3	Form of Warrant Certificate B
10.1	Registration Rights Agreement dated March 9, 2005 between the Registrant and the Founders
10.2	Escrow Agreement dated March 9, 2005 between the Registrant and the members of Hurricane Energy, LLC
10.3	Employment Agreement dated March 9, 2005 between the Registrant and V. Ray Harlow
10.4	Employment Agreement dated March 9, 2005 between the Registrant and John A. Ruddy
10.5	Employment Agreement dated March 9, 2005 between the Registrant and James Parrish
99.1	Press Release dated March 10, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAVERICK OIL AND GAS, INC.

Date: March 14, 2005	By: /s/ V. Ray Harlow
V. Ray Harlow, CEO

Exhibit Index

2.1	LLC Interest Purchase Agreement dated March 9, 2005 between the Registrant and the members of Hurricane Energy, LLC
4.1	Form of Stock Option Agreement
4.2	Form of Warrant Certificate A
4.3	Form of Warrant Certificate B
10.1	Registration Rights Agreement dated March 9, 2005 between the Registrant and the Founders
10.2	Escrow Agreement dated March 9, 2005 between the Registrant and the members of Hurricane Energy, LLC
10.3	Employment Agreement dated March 9, 2005 between the Registrant and V. Ray Harlow
10.4	Employment Agreement dated March 9, 2005 between the Registrant and John A. Ruddy
10.5	Employment Agreement dated March 9, 2005 between the Registrant and James Parrish
99.1	Press Release dated March 10, 2005